EXHIBIT 10.2

                            Buffalo Wild Wings, Inc.
                     NOTICE OF INCENTIVE STOCK OPTION AWARD

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Name of Optionee:

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No. of Shares Covered:                    Grant Date:

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Exercise Price Per Share:                 Expiration Date:

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Exercise Schedule (Cumulative):

               Date(s) of                        No. of Shares as to Which
             Exercisability                      Option Becomes Exercisable
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         This is a Notice of Incentive  Stock Option Award (the  "Notice")  from
Buffalo Wild Wings, Inc., a Minnesota corporation (the "Company"), to the optionee identified above (the "Optionee") effective as of the Grant Date specified above.

                                   Background

         A. The Company maintains the Buffalo Wild Wings, Inc. 2003 Equity Incentive Plan, as amended (the "Plan").

         B. Under the Plan, the Plan Administrator administers the Plan and has the authority to determine the awards to be granted under the Plan.

         C. The Plan Administrator has determined that the Optionee is eligible to receive an award under the Plan in the form of an incentive stock option.

         D. The Company hereby grants such an option to the Optionee under the terms and conditions that follow.

                             Terms and Conditions*

         1. Grant of Option. The Company hereby grants to the Optionee the option to purchase the number of shares of Stock of the Company specified in the

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*    Any  capitalized  term used in this Notice shall have the meaning set forth in this Notice (including in the table at the beginning of this Notice) or, if not defined in this Notice, the meaning set forth in the Plan as it currently exists or as it is amended in the future.

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table at the beginning of this Notice on the terms and  conditions  set forth in this Notice and as otherwise provided in the Plan (the "Option"). The shares of Stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Stock." The parties intend that the Option shall be an "incentive stock option" as such term is defined under Section 422 of the Internal Revenue Code, but to the extent the Option fails to qualify as an incentive stock option, it will be treated as a non-statutory stock option.

         2. Exercise Price. During the term of this Option, the purchase price for each share of Option Stock granted herein will be the Exercise Price specified in the table at the beginning of this Notice.

         3. Exercise Schedule. The Option will vest and become exercisable as to the number of shares of Option Stock on the dates specified in the Exercise Schedule specified in the table at the beginning of this Notice. The Exercise
Schedule is cumulative, meaning that to the extent the Option has not already been exercised and has not expired, terminated or been cancelled, the Optionee (or the person entitled to exercise the Option as provided herein) may at any time, and from time to time, purchase all or any portion of the shares of Option Stock then purchasable under the Exercise Schedule. The Option may also be exercised in full (notwithstanding the Exercise Schedule) under the circumstances described in Section 8 of this Notice if the Option has not expired prior thereto.

         4. Expiration. The Option will expire at 5:00 p.m. Central Time on the earliest of:

                  (a) The Expiration Date specified in the table at the beginning of this Notice;

                  (b) The expiration of the period after the termination of employment of the Optionee within which the Option can be exercised (as specified in Section 7 of this Notice);

                  (c) Upon termination of the Optionee's employment for Cause (as defined in Paragraph 9(a) of this Notice); or

                  (d) The date (if any) the Option is cancelled pursuant to Paragraph 8(a) of this Notice.

No one may exercise the Option, in whole or in part, after it has expired, notwithstanding any other provision of this Agreement.

         5. Personal Exercise by Optionee. This Option shall, during the lifetime of the Optionee, be exercisable only by said Optionee (or his or her personal representative), and shall not be transferable by the Optionee, in whole or in part, other than by will or by the laws of descent and distribution.

         6. Manner of Exercise of Option.

                  (a) Notice of Exercise. The Option may be exercised by delivering written or electronic notice of exercise, in a form prescribed by the

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Plan Administrator, to the Company's Secretary at the principal executive office of the Company, or to the Company's designated agent for receipt of such notice. The notice shall state the number of shares of Option Stock to be purchased, and shall be signed (or authenticated if in electronic form) by the person exercising the Option. If the person exercising the Option is not the Optionee, he/she also must submit appropriate proof of his/her right to exercise the Option.

                  (b) Tender of Payment. Upon giving notice of any exercise hereunder, the Optionee shall provide for payment of the purchase price of the shares of Option Stock being purchased through one or a combination of the following methods:

                           (1)  Cash  (including  check,  bank  draft  or  money
order);

                           (2)  To  the  extent  permitted  by  law,  through  a
broker-assisted cashless exercise in which the Optionee simultaneously exercises the Option and sells all or a portion of the shares thereby acquired pursuant to a brokerage or similar relationship and uses the proceeds from such sale to pay the purchase price of such shares;

                           (3) By delivery to the Company of unencumbered shares
of Stock having an aggregate Fair Market Value on the date of exercise equal to the purchase price of the shares of Option Stock; or

                           (4) By  authorizing  the Company to retain,  from the
total number of shares of Option Stock as to which the Option is exercised, that number of shares having a Fair Market Value on the date of exercise equal to the purchase price for the total number of shares of Option Stock as to which the Option is exercised.

Notwithstanding the foregoing, the Optionee shall not be permitted to pay any portion of the purchase price with shares of Stock, or by authorizing the Company to retain shares of Option Stock upon exercise of the Option, if the Committee, in its sole discretion, determines that payment in such manner is undesirable.

                  (c) Delivery of Certificates. As soon as practicable after the Company receives the notice of exercise and purchase price provided for above, it shall deliver to the person exercising the Option, in the name of such person, a certificate or certificates representing the shares of Option Stock being purchased. The Company shall pay any original issue or transfer taxes with respect to the issue or transfer of the shares and all fees and expenses incurred by it in connection therewith. All shares of Stock so issued shall be fully paid and non-assessable.

         7. Continuous Employment Requirement. Except as otherwise provided in this Section 7, the Option may be exercised only if the Optionee has been continuously employed by the Company or a Parent or Subsidiary since the Grant Date and remains so employed on the exercise date. However, the Option may be exercised after termination of employment (but in no event after expiration of the Option) in the following situations:

                  (a) The Option may be exercised for one year after termination of the Optionee's employment because of death or Disability (as defined in

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Section  22(e)(3) of the Internal  Revenue Code), but only to the extent that it was exercisable immediately prior to the termination of employment.

                  (b) The Option may be exercised for three months after termination of the Optionee's employment for any reason other than death, Disability or Cause, but only to the extent that it was exercisable immediately prior to the termination of employment.

         8. Change in Control. If a Change in Control (as defined in Paragraph 9(b)) occurs while this Option remains outstanding, then one of the following shall occur:

                  (a) If, pending the Change in Control, the Plan Administrator determines that this Option will not continue following the Change in Control or that the successor entity (or its parent) will not assume or replace this Option with a comparable equity-based award covering shares of the successor entity (or its parent) that would equitably preserve the compensation element of the Award at the time of the Change in Control, then one of the following shall occur:

                           (1) The Plan  Administrator  may  elect,  in its sole
discretion, to cancel this Option and to pay to the Optionee an amount in cash equal to the difference between the Fair Market Value immediately prior to the Change in Control of the shares of Option Stock still subject to the Option, and the aggregate exercise price of those shares; or

                           (2) If the  Plan  Administrator  does  not  make  the
election described above, the Option shall become fully exercisable ten days prior to the scheduled occurrence of the Change in Control and shall remain exercisable for a period of ten days. Any exercise of this Option during such ten-day period shall be conditioned upon the occurrence of the Change in Control and shall be effective immediately prior to the Change in Control. Upon the occurrence of the Change in Control, this Option shall expire. The Plan Administrator shall provide advance notice of this temporary period of exercisability to the Optionee. If the Change in Control does not occur, the Option shall continue according to its original terms.

                  (b) If, in connection with the Change in Control, Paragraph 8(a) is not applicable and this Option is continued, assumed or replaced in the manner described in Paragraph 8(a), and if within one year after that Change in Control the Optionee's employment with the Company and all of its Subsidiaries (or with any successor entity) is terminated by the employer for reasons other than Cause, [or is terminated by the Optionee for Good Reason (as defined in Paragraph 9(c)),] then this Option will immediately vest and become exercisable in full and remain exercisable for one year after such termination of employment.

         9. Definitions. The following terms used in this Notice will have the meanings indicated:

                  (a) "Cause" means what the term is expressly defined to mean in a then-effective employment agreement between the Optionee and the Company, or in the absence of any such then-effective agreement or definition, means:

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                           (1) Optionee's  commission of any act  constituting a
felony or Optionee's conviction or guilty or no contest plea to any criminal misdemeanor involving fraud, misrepresentation or theft;

                           (2) gross misconduct or any act of fraud,  disloyalty
or dishonesty by Optionee related to or connected with Optionee's employment by the Company or otherwise likely to cause material harm to the Company or its reputation;

                           (3) a material violation by Optionee of the Company's
policies or codes of conduct; or

                           (4) the willful or material breach by Optionee of any
agreement between the Optionee and the Company.

                  (b) "Change in Control" means what the term (or a word of like import) is expressly defined to mean in a then-effective employment agreement between the Optionee and the Company, or in the absence of any such then-effective agreement or definition, means a change in the ownership or control of the Company effected through any of the following transactions:

                           (1)  a  merger,   consolidation   or   reorganization
approved by the Company's stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company's outstanding voting securities immediately prior to such transaction;

                           (2) any stockholder-approved  sale, transfer or other
disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company;

                           (3) any transaction or series of related transactions
pursuant to which any person or any group of persons comprising a "group" within the meaning of Rule 13d-5(b)(1) under the Securities Exchange Act of 1934, as amended (other than the Company or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Company) becomes directly or indirectly the beneficial owner (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing (or convertible into or exercisable for securities possessing) thirty percent (30%) or more of the total combined voting power of the Company's securities (determined by the power to vote with respect to the elections of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Company or the acquisition of outstanding securities held by one or more of the Company's stockholders; or

                           (4) a change  in the  composition  of the  Board over
a period of eighteen (18) consecutive months or less such that a majority of the

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Board members ceases to be comprised of individuals  who have been Board members continuously since the beginning of such period.

                   (c) "Good Reason" means what the term is expressly defined to mean in a then-effective employment agreement between the Optionee and the Company, or in the absence of any such then-effective agreement or definition, means any of the following conditions arising without the consent of Optionee, provided that Optionee has first given written notice to the Company of the existence of the condition within 90 days of its first occurrence, and the Company has failed to remedy the condition within 30 days thereafter:

                           (1) a  material  diminution  in the  Optionee's  base
salary;

                           (2) a   material   diminution   in   the   Optionee's
authority, duties, or responsibilities;

                           (3) relocation  of Optionee's  principal office  more
than 50 miles from its current location; or

                           (4) any other action or inaction  that  constitutes a
material breach by the Company of any terms or conditions of any agreement between the Company and the Optionee, which breach has not been caused by Optionee.

         10.      General Provisions.

                  (a) Employment. Neither this Notice nor the Option shall confer on Optionee any right with respect to continuance of employment by the Company or any of its Affiliates, nor interfere in any way with the right of the Company to terminate such employment. Nothing in this Notice shall be construed as creating an employment contract for any specified term between Optionee and the Company or any Affiliate.

                  (b) Securities Law Compliance. No shares of Stock issuable pursuant to this Option shall be issued and delivered unless the issuance of the shares complies with all applicable legal requirements, including compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the requirements of the exchanges on which the Company's Stock may, at the time, be listed.

                  (c) Rights as a Shareholder. No person shall have any rights as a shareholder with respect to any shares of Option Stock until the shares are actually issued to the person exercising the Option upon its exercise.

                  (d) Changes in Capitalization. Pursuant and subject to Section 12 of the Plan, certain changes in the number of shares or character of the Stock of the Company (through merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in equitable adjustments by the Plan Administrator to the number of shares subject to this Option and/or the exercise price of this Option to avoid dilution or enlargement of Optionee's rights hereunder.

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                  (e) Shares Reserved. The Company shall at all times during the term of this Option reserve and keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Option.

                  (f) 2003 Equity Incentive Plan. The Option evidenced by this Notice is granted pursuant to the Plan, a copy of which is attached hereto or has been made available to the Optionee and is hereby made a part of this Agreement. This Notice is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this Option and the Optionee, and in the event of any question as to the construction of this Notice or of a conflict between the Plan and this Notice, the Plan shall govern, except as the Plan otherwise provides.

                  (g) Transfer of Shares - Tax Effect. If any shares of Stock received pursuant to the exercise of this Option are sold within two years from the Grant Date or within one year from the effective date of exercise of the Option (a "disqualifying disposition"), or if certain other requirements of the Internal Revenue Code are not satisfied, such shares will not be deemed to have been acquired by the Optionee pursuant to an incentive stock option for purposes of the Internal Revenue Code. If a disqualifying disposition occurs, the Optionee agrees to promptly inform the Company of such disposition. The Company will not liable to the optionee if the Option, or any part of it, is deemed for any reason not to be an "incentive stock option" within the meaning of the Internal Revenue Code.

                  (h) Scope of Notice. This Notice and Option shall bind and inure to the benefit of the Company, its Affiliates and their successors and assigns, and shall bind and inure to the benefit of Optionee and any successor or successors of Optionee permitted herein. This Option is expressly subject to all terms and conditions contained in the Plan and in this Notice, and Optionee shall comply with all such terms and conditions.

                  (i) Arbitration. Any dispute arising out of or relating to this Notice or the alleged breach of it, or the making of this Notice, including claims of fraud in the inducement, shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy. If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least 10 years. If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court of Hennepin County, Minnesota, select an arbitrator. Arbitration will be conducted pursuant to the provisions of this Notice, and the commercial arbitration rules of the American Arbitration
Association, unless such rules are inconsistent with the provisions of this Notice. Limited civil discovery shall be permitted for the production of documents and taking of depositions. Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute. The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded. The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator's fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys' fees. Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Hennepin County, Minnesota.

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                  (j) Choice of Law.  This  Notice is subject to the laws of the
State of Minnesota and shall be construed and interpreted thereunder (without regard to its conflicts of laws principles).


                                          Buffalo Wild Wings, Inc.



                                          By:
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                                          Its:
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